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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
 March 8, 2002

Interactive Telesis Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28215	33-0649915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
12636 High Bluff Drive, Suite 200, San Diego, California		92130
(Address of Principal Executive Offices)		(Zip Code)
(858) 523-4000 (Registrant's Telephone Number, Including Area Code)
Not Applicable (Former Name or Former Address, if Changed since Last Report)

Item 2. Bankruptcy or Receivership.

        On March 8, 2002, Interactive Telesis, Inc., (the "Company") and three of its U.S. subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of California (the "Bankruptcy Court") (Case No. 02-2429). The debtors will continue to manage their properties and operate their businesses as "debtor-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. On March 8, 2002, the Company issued a press release relating to the foregoing.

        A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 7. Financial Statements and Exhibits.

  (C)
  Exhibits.

Exhibit No.	Document Description
99.1	Press Release dated March 8, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2002

Interactive Telesis, Inc.
By:	/s/ ALBERT L. STAERKEL
Name:	Albert L. Staerkel
Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press Release dated March 8, 2002

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SIGNATURES
EXHIBIT INDEX